Exhibit 10.16

                            KEYSTONE FINANCIAL, INC.

                            1997 STOCK INCENTIVE PLAN

         The purposes of the 1997 Stock Incentive Plan (the "Plan") are to encourage eligible employees of Keystone Financial, Inc. (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, par value $2.00 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                    SECTION 1
                                 Administration

         The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be both (1) a "non-employee director" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule and (2) an "outside director" as then defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision.

         The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

         The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.


                                    SECTION 2
                                   Eligibility

         Those employees of the Corporation or any Subsidiary who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without reload option rights and/or cash payment rights) and to receive restricted share, performance share or other stock awards as described herein.

         Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without reload option rights and/or cash payment rights), restricted shares, performance shares and other stock awards as described herein and to determine the employees to whom any such grant shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant of a stock option, restricted shares, performance shares or other stock award and whether reload option rights and/or cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

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                                    SECTION 3
                         Shares Available under the Plan

         The aggregate net number of shares of Common Stock which may be issued and as to which grants of stock options (including reload options), restricted shares, performance shares or other stock awards may be made under the Plan is 2,500,000 shares, subject to adjustment and substitution as set forth in Section
7. If any stock option is exercised by delivering previously owned shares in payment of the option price, the number of shares so delivered to the Corporation shall again be available for purposes of the Plan. If any stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares or under the terms of any other stock award, the shares so forfeited shall again be available for purposes of the Plan. To the extent any award of performance shares or any other stock award is not earned or is paid in cash rather than shares, the number of shares covered thereby shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

         The maximum aggregate number of shares of Common Stock which shall be available for the grant of stock options, restricted shares and performance shares to any one individual under the Plan during any calendar year shall be limited to 200,000 shares. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code. To the extent consistent with Section 162(m) of the Code, in applying this limitation a reload option (a) shall be deemed to have been granted at the same time as the original underlying stock option and (b) shall not be deemed to increase the number of shares covered by the original underlying stock option grant.


                                    SECTION 4
   Grant of Stock Options, Reload Options and Cash Payment Rights and Awards of Restricted Shares, Performance Shares and Other Stock Awards

The Committee shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (b) to award restricted shares, (c) to award performance shares and (d) to make other stock awards as described herein. The Committee also shall have the authority, in its discretion, to grant reload option rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D) and to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E). Reload option rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights may not be granted in conjunction with incentive stock options. Reload option rights and/or cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

         Notwithstanding any other provision contained in the Plan or in any stock option agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the

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provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.


                                    SECTION 5
                     Terms and Conditions of Stock Options,
                  Reload Option Rights and Cash Payment Rights

         Stock options, reload option rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this
         Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

                  (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program or, in the case of nonstatutory stock options, a certification acceptable to the Committee that is provided through a broker and which attests to the sale of the shares covered by the stock option and the availability of the option price to the Corporation; provided, however, that in lieu of such cash or certification the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares of Common Stock in payment of the exercise price of a stock option, if authorized by the Committee, may be accomplished through the effective transfer to the Corporation of shares of Common Stock held through a broker or other agent. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Corporation will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued until the Corporation has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent or the appropriate certification in the case of nonstatutory stock options. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised.

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

                  (C) Subject to Section 8(B), a stock option shall become exercisable at such time or times and/or upon the occurrence of such event or events as may be determined by the Committee at the time of grant of the stock option or, in the case of a nonstatutory stock option, at any time thereafter during the term of the stock option. Unless otherwise determined by the Committee and reflected in the stock option agreement or, in the case of a nonstatutory stock option, an amendment thereto, a stock option shall be exercisable from its date of grant. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

                  (D) Reload option rights granted in  conjunction  with a stock option shall entitle the holder of the stock option, upon exercise of the stock option or any portion thereof through delivery of previously owned shares of Common Stock, to automatically be granted on the date of such exercise a new nonstatutory stock option (a "reload option")
         (i) for a number of shares of Common Stock not exceeding the number of full shares delivered in payment of the option price of the original option, (ii) having an option price not less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the reload option on such date of grant, (iii) having an expiration date not later than the expiration date of the stock option so exercised and (iv) otherwise having terms permissible for an original grant of a stock option under the Plan. Subject to the preceding sentence and the other provisions of the Plan, reload option rights and reload options granted thereunder shall have such terms and be subject to such restrictions and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H) relating to the original option or, for reload option rights and reload options not granted in conjunction with an incentive stock option, in an amendment to such agreement, in the agreement relating to the reload option or in an amendment thereto. In granting reload option rights, the Committee, may, in its discretion, provide for successive reload option grants upon the exercise of reload options granted thereunder. Unless otherwise determined, in its discretion, by the Committee, reload option rights shall entitle the holder of a stock option to be granted a reload option only if the underlying option or reload option to which it relates is exercised during employment with the Corporation or a Subsidiary of the original grantee of the underlying option. Notwithstanding any provision of the Plan or any stock option agreement, no holder of reload option rights may be granted a reload option covering a number of shares in excess of the number of shares then remaining available under the Plan. Except as otherwise specifically provided herein or required by the context, the term "stock option" as used in this Plan shall include reload options granted hereunder.

                  (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the original grantee of the stock option, or the person who becomes the holder of the stock option by reason of the death of such original grantee, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to (1) such percentage (not greater than 100%) as the Committee, in its discretion, shall determine of the excess of the fair market value of a share of Common Stock on the date of exercise of the stock option over the option price per share of the stock option, multiplied by (2) the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(E) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. The Committee may, in its discretion, provide for the grant of cash payment rights in connection with reload options.

                  (F) No incentive stock option and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, no nonstatutory stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All incentive stock options and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, all nonstatutory stock options shall be exercisable during the lifetime of the grantee only by the grantee.

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

                  (G) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

                           (i) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

                           (ii) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding nonstatutory stock option of such grantee (whether or not then held by the grantee) shall be exercisable (but only to the extent exercisable immediately prior to the grantee's termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

                           (iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option of such grantee (whether or not then held by the grantee) shall be exercisable in full (whether or not so exercisable immediately prior to the grantee's termination of employment) at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

                           (iv) Following the death of a grantee during employment, any stock option of the grantee outstanding at the time of death shall be exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee (or, in the case of a nonstatutory stock option, if permitted under the stock option agreement, by the grantee's inter vivos transferee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

                           (v) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, any stock option of the grantee outstanding at the time of death shall be exercisable (but only to the extent the stock option was exercisable immediately prior to the death of the grantee) by such person entitled to do so under the Will of the grantee or by such legal representative (or, in the case of a nonstatutory stock option, by such inter vivos transferee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

                           (vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C), if the employment of a grantee terminates for any reason other than voluntary termination
                  with  the  consent  of  the   Corporation   or  a  Subsidiary,
                  retirement  under any retirement  plan of the Corporation or a
                  Subsidiary  or  death,   all  stock  options  of  the  grantee
                  outstanding at the time of such termination of employment (whether or not then held by the grantee) shall automatically terminate.
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                  For purposes of this Section 5(G), an involuntary  termination of the grantee's employment other than for "Cause" or any voluntary termination of the grantee's employment shall be deemed to be a voluntary termination of employment with the consent of the Corporation and "Cause" shall have the same meaning as provided in Section 6(B)(vii) of the Plan. In accordance with the preceding sentence, whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  If a grantee of a stock option, reload option rights, restricted shares, performance shares or other stock award engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options of the grantee, declare forfeited all restricted shares of the grantee as to which the restrictions have not yet lapsed, terminate all outstanding performance share awards of the grantee for which the applicable Performance Period has not been completed and declare forfeited all outstanding other stock awards of the grantee which remain subject to restriction or which have otherwise not yet become payable (whether or not such stock options, restricted shares, performance shares or other stock awards are then held by the grantee); provided, however, that this sentence shall not apply if the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C), if the lapse of the restrictions applicable to restricted shares has been accelerated as provided in Section 8(D) or if a performance share award has been deemed to have been earned as provided in Section 8(E). Whether a grantee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  (H) All stock options, reload option rights and cash payment rights shall be confirmed by an agreement, or an amendment thereto, which shall be executed by Corporation and the grantee.

                  (I) For all purposes under the Plan, fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(I) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

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                  (J) The  obligation  of the  Corporation  to issue  shares  of
         Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as
         amended,   with  respect  to  such  shares,   if  deemed  necessary  or
         appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

               Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.


                                    SECTION 6
                    Terms and Conditions of Restricted Share,
                    Performance Shares and Other Stock Awards

(A)  Restricted Shares.

         Restricted share awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 6(A)), the duration of such restrictions, the events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of the restricted shares in whole or in part and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted share awards shall be effective only upon execution of the applicable restricted share agreement by the Corporation and the grantee.

         If so determined by the Committee at the time of an award of restricted shares, the lapse of restrictions on restricted shares may be based on the extent of achievement over a specified Performance Period of one or more Performance Targets based on Performance Criteria established by the Committee as provided in Section 6(B). In such case, the award of restricted shares and all determinations by the Committee in respect thereto shall be made by the Committee in accordance with the procedures applicable to performance shares as provided in Section 6(B).

         Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the Committee shall deposit share certificates for such restricted shares in escrow. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall be issued or transferred share certificates for the restricted shares. From the date a restricted share award is effective, the grantee shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

(B)  Performance Shares.

         The Committee may award performance shares which shall be earned by an awardee based on the level of performance during a specified Performance Period by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. No award of performance shares shall be granted later than 90 days after the commencement of the applicable Performance Period. For the purposes of the grant of performance shares, the following definitions shall apply:

                  (i) "performance share" shall mean an award, expressed in shares of Common Stock, granted to an awardee with respect to a Performance Period.

                  (ii) "Performance Period" shall mean an accounting period of the Corporation or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

                  (iii) "Performance Criteria" shall mean one or more preestablished, objective measures of performance during a Performance Period by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, selected by the Committee in its discretion to determine whether an award of performance shares has been earned in whole or in part. Performance Criteria may be based on earnings per share, earnings, earnings growth, return on equity, return on assets, asset growth or ratio of capital to assets. Performance Criteria based on such performance measures may be based either on the performance of the Corporation, Subsidiary or portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations selected or defined by the Committee at the time of making a performance share award. The Committee may in its discretion also determine to use other objective performance measures as Performance Criteria.

                  (iv) "Performance Target" shall mean the level or levels of achievement of one or more Performance Criteria which must be attained during a Performance Period for a performance share award to be fully earned, as established by the Committee at the time of making an award of performance shares and set forth in the award agreement.

                  (v) "Performance Threshold" shall mean the minimum level or levels of achievement of the Performance Criteria applicable to a Performance Period which must be attained for any portion of a performance share award to be earned. If the Performance Threshold is other than the Performance Target, the Committee shall establish and the award agreement shall set forth, in addition to the Performance Target, the Performance Threshold, the number of performance shares earned if the Performance Threshold is achieved, and the manner of determining the number of performance shares earned if the actual level of performance is between the Performance Threshold and the Performance Target.

                  (vi) "Performance Maximum" shall mean a maximum number of performance shares which may be earned with respect to a performance share award and the level or levels of achievement of the Performance Criteria applicable to a Performance Period which must be attained or exceeded for such maximum amount to be earned. If the Performance Maximum is higher than the number of performance shares earned on achievement of the Performance Target, the Committee shall establish and the award agreement shall set forth the maximum number of performance shares which may be earned, the level or levels of achievement of the Performance Criteria applicable to the Performance Period which must be attained for such maximum number of performance shares to be earned, and the manner of determining the number of performance shares earned if the actual level of performance is between the Performance Target and the Performance Maximum.

                  (vii) "Cause," "Disability" and "Retirement" shall have the meanings provided in the Corporation's 1996 Performance Unit Plan.

         In granting an award of performance shares, the Committee shall establish and cause to be set forth in writing: (a) the number of performance shares granted to the awardee; (b) the Performance Period applicable to the award; and (c) the Performance Criteria to be employed in determining whether all or any part of the performance shares awarded have been earned during the Performance Period and the method of determining the number of performance shares earned, including the applicable Performance Target and any Performance Threshold or Performance Maximum. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine (1) whether or not the Performance Target and any Performance Threshold or Performance Maximum has been achieved and (2) the number of performance shares which have been earned based on such performance. Each award of performance shares shall be evidenced by a written award agreement executed by the awardee and the Corporation which shall set forth the aforesaid terms of the performance share award as established by the Committee and such other terms and conditions, not inconsistent with the provisions of the Plan, applicable to the award as the Committee in its discretion may determine to include therein.

         Within 75 days following the end of a Performance Period, the Committee shall determine in accordance with the terms of the Plan and the award agreement and shall certify in writing whether the applicable Performance Target, any applicable Performance Threshold or Performance Maximum, and any other material terms of a performance share award were achieved or satisfied and the number of performance shares, if any, earned by the awardee. For this purpose, approved minutes of the meeting of the Committee at which the certification is made shall be sufficient to satisfy the requirement of a written certification. Payment of earned performance shares shall be made to the awardee on or before March 15th of the year following the end of the Performance Period. Payment in respect of earned performance shares may be made in shares of Common Stock, in cash, or partly in shares of Common Stock and partly in cash, as determined by the Committee at the time of payment. For purposes of any payment in cash, earned performance shares shall be converted to dollars based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

         In establishing Performance Criteria and Performance Targets for any Performance Period, the Committee may define accounting terms so as to specify in an objectively determinable manner the effect of changes in accounting principles, extraordinary items, discontinued operations, mergers or other business combinations, acquisitions or dispositions of assets and the like. Unless otherwise so determined by the Committee and reflected in the award agreement, accounting terms used by the Committee in establishing Performance Criteria and Performance Targets shall be defined, and the results based thereon shall be measured, in accordance with generally accepted accounting principles as applied by the Corporation in preparing its consolidated financial statements and related financial disclosures for the Performance Period, as included in its reports filed with the Securities and Exchange Commission.

         If during any Performance Period (a) a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, (b) the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind or shares of stock or other securities of the
Corporation or another corporation, whether through reorganization, reclassification, stock split-up, combination of shares, merger or consolidation, (c) there shall be a change in the capitalization of the Corporation resulting from the separation from the Corporation of any corporation or business through a spin-off or other distribution of stock or property to the shareholders of the Corporation, a reorganization or a partial or complete liquidation, an appropriate and proportionate adjustment shall be made by the Committee with respect to any Performance Target, Performance Threshold and Performance Maximum to be calculated by reference to earnings per share or other stock-based Performance Criteria so as to preserve as nearly as may be practicable the intended effect of such performance measures as originally established by the Committee. Any such adjustment made by the Committee shall be final, binding and conclusive as to all awardees, notwithstanding the provisions of any award agreement. In any such event, the number of performance shares subject to any award shall also be adjusted as provided in Section 7.

         Unless otherwise determined by the Committee at the time of making an award of performance shares and reflected in the applicable award agreement, if all employment of an awardee with the Corporation and its Subsidiaries terminates prior to the end of a Performance Period for any reason other than death, Disability, Retirement or an involuntary termination by the Corporation or a Subsidiary not for Cause, then all performance shares of the awardee for which the applicable Performance Period has not been completed as of the date of such termination of employment shall be deemed forfeited. In the case of a termination of employment prior to the end of the applicable performance Period due to death, Disability, Retirement or involuntary termination not for Cause, the award agreement may specify the manner of determining the number of performance shares, if any, which shall be deemed earned based on the extent to which the applicable Performance Target has been achieved as of the date of termination of employment, the percentage of the Performance Period elapsed and/or such other factors as the Committee may deem relevant. In the absence of such specification, the determination of whether any performance shares shall be deemed earned if the employment of the awardee terminates prior to the end of the applicable Performance Period due to death, Disability, Retirement or involuntary termination not for Cause, and the number of performance shares earned and the timing of payment thereof, shall be made by the Committee in its sole and absolute discretion. Payment in respect of any earned performance shares following a termination of employment as provided in this paragraph shall be made to the awardee, or in the event of death to his or her estate, as promptly as practicable after the number of performance shares earned has been determined by the Committee, which shall make such determination within 75 days after termination of employment. If the Committee determines that all or any part of the performance share award shall be paid, payment may be made in shares of Common Stock, in cash, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For purposes of any payment in cash, performance shares shall be converted to dollars based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

         Any determination by the Committee on any matter with respect to performance shares shall be final and binding on both the Corporation and the awardee.

(C)  Other Stock Awards.

         The Committee shall have the authority in its discretion to grant to eligible employees such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares awarded without restrictions or conditions, or securities or other rights convertible or exchangeable into shares of Common Stock. In the discretion of the Committee, such other stock awards, including shares of Common Stock, or other types of awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Corporation or a Subsidiary to eligible employees under, other compensation or incentive plans, programs or arrangements of the Corporation or a Subsidiary, including without limitation the 1996 Performance Unit Plan, the Management Incentive Compensation Plan and the Savings Restoration Plan. The Committee shall determine the terms and conditions, if any, of any other stock awards made under the Plan.


                                    SECTION 7
                      Adjustment and Substitution of Shares

         If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding stock options, performance share or other stock awards and the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding stock options or awards shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

         If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option, performance share or other stock award, and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or award, the number and kind of shares of stock or other securities (and in the case of outstanding options or awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

         In case of any  adjustment  or  substitution  as  provided  for in this
Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

         If any such adjustment or substitution provided for in this Section 7 requires the approval of shareholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.


                                    SECTION 8
                       Additional Rights in Certain Events

(A)  Definitions.

         For purposes of this Section 8, the following terms shall have the following meanings:

                  (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the Exchange Act.

                  (2) Beneficial Ownership shall be determined as provided in Rule 13d-3 under the Exchange Act as in effect on the effective date of the Plan.

                  (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of Directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote).

                  (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

                  (5) "Section 8 Event" shall mean the date upon which any of the following events occurs:

                           (a) The Corporation  acquires  actual  knowledge that
                  any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 10% or more of the Voting Power of the Corporation;

                           (b) A Tender Offer is made to acquire  securities  of
                  the Corporation entitling the holders thereof to 20% or more of the Voting Power of the Corporation; or

                           (c) A  solicitation  subject to Rule 14a-11 under the
                  Exchange Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Corporation; or

                           (d) The shareholders of the Corporation shall approve
                  a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the shareholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

         provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 5(a), (ii) a grantee is required to be named pursuant Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 5(b) or (iii) if a grantee is a "participant" as defined in 14a-11 under the Exchange Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 5(c), then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B)  Acceleration of the Exercise Date of Stock Options.

         Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(a)(5)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C)  Extension of the Expiration Date of Stock Options.

         Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee (other a grantee referred to in the proviso to Section 8(a)(5)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D)  Lapse of Restrictions on Restricted Share Awards.

         If any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan (other than those held by a person referred to in the proviso to Section 8(a)(5)), then unless the agreement referred to in Section 6(A), or an amendment thereto, shall otherwise provide, all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

(E)  Payment of Performance Shares.

         If any "Section 8 Event" occurs prior to the end of any Performance Period, then unless otherwise provided in the applicable award agreement, all performance shares awarded with respect to such Performance Period (other than those held by a person referred to in the proviso to Section 8(a)(5)) shall be deemed to have been fully earned as of the date of such Section 8 Event without regard to actual performance, and as of the date of the Section 8 Event there shall be due and payable to the awardee with respect thereto the maximum number of performance shares which could have been earned during the Performance Period through achievement of the Performance Maximum, if any, or if none, the Performance Target.

                                    SECTION 9
           Effect of the Plan on the Rights of Employees and Employer

         Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without reload option rights and/or cash payment rights), restricted shares, performance shares or other stock awards under the Plan. Nothing in the Plan, in any stock option, reload option rights or cash payment rights granted under the Plan, in any restricted share, performance share or other stock award under the Plan or in any agreement providing for any of the foregoing shall confer any right to any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.


                                   SECTION 10
                                    Amendment

         The right to amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no amendment of the Plan shall be made without shareholder approval (1) if the effect of the amendment is (a) to make any changes in the class of employees eligible to receive incentive stock options under the Plan,
(b) to increase the number of shares with respect to which incentive stock options may be granted under the Plan or (2) if shareholder approval of the amendment is at the time required (a) by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed or (b) for nonstatutory stock options or performance shares granted under the Plan to qualify as "performance based compensation" as then defined in the regulations under Section 162(m) of the Code. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, reload option rights, cash payment rights, restricted shares, performance shares or other stock award theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

                                   SECTION 11
                       Effective Date and Duration of Plan

         The effective date and date of adoption of the Plan shall be March 27, 1997, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by a majority of the votes cast at a duly

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held  meeting  of  shareholders  held on or prior to March  26,  1998 at which a
quorum   representing  a  majority  of  the  outstanding  voting  stock  of  the
Corporation is, either in person or by proxy, present and voting. No stock option granted under the Plan may be exercised, and no restricted shares, performance shares or other stock award may be payable, until after and contingent upon such approval. No stock option, reload option rights, cash payment rights, restricted shares, performance shares or other stock award may be granted under the Plan subsequent to March 26, 2007, except that reload options and associated cash payment rights may be granted pursuant to reload option rights then outstanding.


                                   SECTION 12
                                   Withholding

         Income or employment taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the exercise of a stock option, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are granted or vest or performance shares are earned or upon the receipt by the grantee of cash in payment of cash payment rights or dividends on restricted stock which has not vested. Except as provided below, the grantee shall pay the Corporation in cash the amount required to be withheld.

         A grantee may elect to have any withholding obligation at the time of the exercise of a nonstatutory stock option or at the time restricted shares vest or performance shares are earned satisfied by the Corporation withholding from the shares of Common Stock the grantee would otherwise receive full shares of Common Stock having a fair market value, determined as provided in Section 5(I), on the date that the amount of tax to be withheld is determined equal to, or as nearly equal as possible to but less than, the amount required to be withheld. The Corporation will request that the grantee pay any additional amount required to be withheld directly to the Corporation in cash and the grantee's election may be subject to any requirements imposed by the Committee. Any income or employment taxes required to be withheld by the Corporation or any of its Subsidiaries upon the receipt by the grantee of cash in payment of cash payment rights or dividends will be satisfied by the Corporation by withholding the taxes required to be withheld from the cash the grantee would otherwise receive.

If a grantee does not pay any income or employment taxes required to be withheld by the Corporation or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Corporation or such Subsidiary may withhold such taxes from any other compensation to which the grantee is entitled from the Corporation or any of its subsidiaries.

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